UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 19, 2020

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

One Liberty Plaza

New York, NY 10006

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	OTHER EVENTS

On May 19, 2020, Virtu Financial, Inc. issued a press release announcing that its subsidiaries Virtu Financial LLC and Virtu ITG Canada Corp. (collectively, “Virtu”) have entered into a Securities Purchase Agreement (the “MATCHNow Agreement”) with Cboe Global Markets Inc. (“Cboe”) pursuant to which Virtu has agreed to sell its subsidiaries TriAct Canada Marketplace LP and TCM Corp, which operate MATCHNow. MATCHNow is an alternative trading system in the Canadian equities market.

The transaction is subject to the satisfaction of customary closing conditions and receipt of certain regulatory clearances.

The MATCHNow Agreement contains customary representations, warranties, covenants and indemnification provisions. The parties have agreed to execute a transition services agreement and license agreement simultaneously with the closing of the transaction. The transaction is expected to close in the third quarter of 2020.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements — Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding Virtu’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including risks and uncertainties relating to the closing of the transaction, and actual results may differ materially from those set forth in the forward-looking statements. For a discussion of such risks and uncertainties, see Virtu’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in Virtu’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on February 28, 2020.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Virtu Financial, Inc., dated May 19, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Virtu Financial, Inc., dated May 19, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.

By:	/s/ JUSTIN WALDIE
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: May 19, 2020

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